EXHIBIT 32.1


              SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER


I, Joseph V. Vittoria, Chief Executive Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


         1. The quarterly Report on Form 10-QSB of the Company for the six months ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           August 14, 2007



                                           /s/ Joseph V. Vittoria
                                           -------------------------------------
                                     Name: Joseph V. Vittoria
                                     Title: Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.